POPE RESOURCES L.P. (Nasdaq:POPE)

New York Investor Presentation

February 2010

Pope Resources
A Limited Partnership

Safe Harbor

This presentation contains forward-looking statements. These forward-looking statements are subject to a number of risks and should not be relied upon as predictions of future events or promises of a given course of action. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes”, “expects”, “may”, “will”, “should”, “seeks”, “approximately”, “intends”, “plans”, “estimates”, “projects”, “strategy” or “anticipates” or the negative of those words or other comparable terminology. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those described in the forward-looking statements. Some of these factors include environmental issues affecting our properties; changes in forestry, land use, environmental, and other governmental regulations; risk of losses from fires, floods, windstorms, and other natural disasters; risk of loss from insect infestations or tree diseases; changes in economic conditions and competition in our domestic and export markets; an unanticipated reduction in the demand for timber products and/or an unanticipated increase in the supply of timber products; and other factors described from time to time in our filings with the Securities and Exchange Commission.

Pope Resources Overview

- Last remaining timber MLP
- Established in 1985 as a spin-off from Pope & Talbot, Inc.
- 4.6 million units outstanding, with limited public float
- Thinly traded
- YE market capitalization $113 million and enterprise value* of $206 million
- 2009 harvest of 32 MMBF
- 2009 revenues of $20 million
- 2009 net loss of $0.3 million or $0.07/diluted unit
- 2009 cash flow from operations of $0.7 million
- Unit distribution level of $0.40 per year, or 1.7% yield at current unit price

* Enterprise value includes market capitalization of equity, short- and long-term debt, non-controlling interest in ORM Timber Fund I & II, less cash and short-term investments.

Pope Resources Ownership

- General Partners
  - Two corporate GP's collectively own 1.5% of Pope Resources
  - Each of GP's owned 50/50 by Peter Pope and his cousin, Emily Andrews
  - $150,000/year management fee, unchanged since spin-off
  - Sliding-scale profit-sharing interest in third-party service subsidiary
- Limited Partners
  - Private Capital Management at 7% (initial stake in 1993)
  - "Family" position at 21% (including GP interest)
  - Limited other institutional ownership
  - Over one-half held by retail investors


GP, Andrews & Pope
Family Ownership
21.0%
Outside Directors
1.0%
Management
3.5%
Stafford Timberland
7.3%
Private Cap. Mgt.
6.7%
Other Inst. < 1%
3.7%
Royce Mutual Funds
1.2%
Other Mutual
Funds <1%
0.7%
All Other
54.9%

Pope Resources Business Segments

- Fee Timber
  - 150,000 acres of timberland in western WA and OR (incl. ORM Funds I & II)
  - Long-term sustainable annual log harvest volume of 60 MMBF
  - Future growth will be primarily through co-investment in ORM Timber Funds
- Timberland Management & Consulting
  - Olympic Resource Management (ORM) subsidiary provides investment management and third-party timberland management services
  - Provide investment management services for ORM Funds I & II (36,000 acres)
  - Closed $84 million ORM Timber Fund II in early 2009
    - 41% invested to date, $50 million of capital remaining
  - ORM has managed 1.5 million acres of timberland in the western U.S. for Hancock Timber Resource Group, Pioneer Resources, and Cascade Timberlands
- Real Estate
  - 2,500 acres of higher and better use properties in west Puget Sound
  - Seeking development entitlements to add value to land
  - Primary role is as a master developer, selling lands to other developers following entitlement process

Recent Trends in POPE Trading Activity

- Improved liquidity
  - Increased trading volume during the past five years, spurred originally by investment newsletter article in early 2005
  - Average daily trading volume has increased significantly in recent years
    - 1,300 units per day during 2000-2004
    - 5,100 units per day during 2005-2008
    - 5,300 units per day during 2009
  - Average trade size has declined to under 200 units in past few years from over 500 units during the early part of the last decade
  - Much more market maker interest and tighter bid-ask spreads
- Change in institutional ownership
  - During 2007-2009, two largest institutional owners, for different reasons, greatly decreased their positions adding downward pressure on unit price
- Unit repurchase programs dating back to late 2007 have retired nearly 240,000 units, or 5% of total units previously outstanding

Major Unitholders of POPE (2003 vs. 2010 Q1)

2003 (4.5 million units)


GP, Andrews & Pope
Family Ownership
22.2%
Outside Directors
0.3%
Management
0.6%
Private
Cap. Mgt.
35.9%
All Other
36.4%
U.S. Trust
3.9%
Other Inst. < 1%
0.7%

2010 Q1 (4.6 million units)


GP, Andrews
& Pope Family
Ownership
21.0%
Outside Directors
1.0%
Management
3.5%
Stafford Timberland
7.3%
Private Cap. Mgt.
6.7%
Columbia Cap. Mgt.
0.4%
Other Inst. < 1%
3.3%
Royce Mutual Funds
1.2%
Other Mutual
Funds <1%
0.7%
All Other
54.9%

Market Perceptions That Dampen Unit Valuation

- Small size
  - Enterprise value of peer companies substantially larger than Pope Resources (Deltic 3x, Potlatch 8x, Rayonier 20x, Plum Creek 42x larger as of YE 2009)
- Very low liquidity
  - Limited float with one-third of the units essentially not traded
- Pope Resources cut quarterly distribution by 75% in 2009 to $0.10/unit
- Difficulty of describing real estate portfolio
  - Breadth of project type within portfolio adds to challenge
  - Real estate portfolio creating "lumpy" cash flows
- Timber has never been efficiently valued in public markets
  - Markets do not account for varied age-class structures
  - Reductions in harvest in 2008 and 2009 exacerbating decline in earnings and cash flow
- MLP structure limits potential investor pool

Pre-Tax Peer Company Dividend/Distribution Yields



7%
6%
5%
4%
3%
2%
1%
0%
Dividend/Distribution Yield
REIT
MLP
C-Corp
PCH
RYN
PCL
POPE
DEL
WY
TWF.UN
JOE

Pope Resources - Summary of Investment Opportunity

- Deep discount to NAV
  - Imputed value of all lands (fee timber, 20% of ORM Funds I & II, and real estate portfolio), is approximately $860 per acre
    - Substantially below comparable timberland sales values
    - Ignores incremental value of real estate portfolio that is positioned to capture values associated with rising west Puget Sound population
- Highly tax-efficient vehicle for investing in timberland asset class
  - Efficient flow-through tax treatment
  - After-tax distribution yield just below timber REITs
  - Compelling diversification benefits of timberland asset class
- Adding value through use of free cash flow
  - Co-investment in ORM Timber Funds
  - Periodic repurchase of units
  - Opportunistic acquisitions of small adjacent parcels
- Improved alignment with increased insider ownership in recent years
- Favorable liquidity trends and overall investment performance

Tax Efficiency of Pope Resources' MLP Structure

	A	B	C	
	Partnership Tax Return Aggregate Amounts Reported	Per Unit Amounts	Applicable Tax Rate	Resultant Tax (Liability)/ Benefit per unit (**B** times -**C**)
Flow-through taxable income:				
Taxable Income	$100,000	$0.02		
Section 1231 gain	$7,400,000	$1.64	15.0%	($0.25)
Long-term capital gain	2,500,000	0.55	15.0%	(0.08)
Interest income	200,000	0.04	35.0%	(0.02)
Ordinary loss	(10,000,000)	(2.21)	35.0%	0.77
	$100,000	$0.02		$0.43

Unit Price	Effective Tax "Yield"	Distribution Yield at $0.40/unit per year	Effective After-tax Yield
$15	**2.9%**	**2.7%**	**5.5%**
$20	**2.2%**	**2.0%**	**4.2%**
$25	**1.7%**	**1.6%**	**3.3%**
$30	**1.4%**	**1.3%**	**2.8%**

Note: Income amounts provided are representative examples only and should not be interpreted as pro forma results.

Capital Allocation Strategy and Growth Capital

- Free cash flow planned for:
  - Quarterly distributions
  - Co-investment in ORM Timber Funds
  - Where appropriate, investing in real estate projects
  - Periodically repurchasing units in open market
  - Opportunistically pursuing fee (owned) timberland acquisitions
- Growth Capital
  - Near-term growth expected to be fueled primarily by organic cash flow generation
    - Existing supply of cash plus free cash flow generation from timber harvest
    - "Lumpy" monetization of Real Estate portfolio
  - Untapped $35 million line of credit and ample incremental debt capacity positions Pope Resources to be able to capitalize on investment opportunities
  - No current expectation for secondary offering of units
    - Equity "currency" too cheap to issue new units

EBITDDA by Segment (2005-2009)


Segment EBITDDA ($ millions)
$30
$25
$20
$15
$10
$5
$-
$(5)
2005
2006
2007
2008
2009
Fee Timber
Real Estate
Timberland Management & Consulting
Segment EBITDDA (2005-2009):
Total Average
Fee Timber $87 $17.3
Real Estate $35 $7.0
TM&C $3 $0.7

Productive Acres & Inventory by Age Class* (1/1/10)



Total Productive Acres
102,256 Acres
Total
Merchantable
Inventory
373 MMBF
Productive Acres by Age Class
MMBF Inventory by Age Class
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
140
120
100
80
60
40
20
0
clearcut
0-4
5-9
10-14
15-19
20-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64
65+
Acres
MMBF

* Includes 20% ownership in ORM Timber Funds I & II

Fee Timber EBITDDA vs. Harvest Level (2005-2010 Est.)



$30
$25
$20
$15
$10
$5
$-
EBITDDA ($ millions)
80
70
60
50
40
30
20
10
-
Harvest Level (MMBF)
2005
2006
2007
2008
2009
2010
Fee Timber EBITDDA
Harvest Level
Sustainable Harvest Level

Real Estate Strategy

- Real estate subsidiary Olympic Property Group pushing real estate properties through entitlement and permitting pipeline to point where sale opportunity is optimal
  - Work to partner with communities to help maximize value of property portfolio
- Recognize timing of sales will be "lumpy"
- Develop future pipeline of higher-and-better-use (HBU) properties and sales of conservation easements from fee timber portfolio
- Capitalize on regional infrastructure improvements, such as the new span of the Tacoma Narrows bridge



Breakdown of Land Sales (2005-2009)



$30
$25
$20
$15
$10
$5
$-
Sales (millions)
2005
2006
2007
2008
2009
Weighted Average $/acre Values (2005-2009):
Rural Residential $6,059
Conservation Sales $3,751
Residential Plat $60,000
Commercial/Bus. Park $437,712
Conservation Easement $627
Rural Residential
Conservation Sales
Residentail Plat
Commercial/Bus. Park
Conservation Easement

Gig Harbor Project

- Commercial zoning:
  - Costco and commercial pad sale closed in 2006
  - 16 acres remaining
- Business park zoning:
  - Sales to YMCA and church closed in 2006 and 2007
  - 35 acres remaining
- Residential zoning:
  - Submitted 200-acre residential plat application in December 2008 that includes 558 single-family lots and 265 multi-family lots
  - Approval expected in 2010
- Road, water, and sewer infrastructure largely completed


RMD
COSTCO

Bremerton Project

- Project consisted originally of 264 acres
- Following completion of preliminary plat, 203-acre residential portion of property was sold in 2006 for $12 million
- Remaining 61-acre industrial park under development in two phases, with a total of 24 lots
  - 2 lots in Phase I closed in 2007 for total of $1 million



Downtown Bremerton
Bremerton Auto Center
Wright Creek
Business Park
Phase 2
Phase 1
© Aerolistphoto.com

Kingston Project

- Sale of 426-acre heritage park to county in 2004
- 305 acres located one mile from Kingston incorporated into urban growth area
- Residential plat approved November 2009
  - 663 single family lots
  - 88 multi-family lots
  - 15-year development agreement approved in February 2010
- An additional 366 acres west of urban growth boundary has zoning for 5-acre lots


ARNESS SLOUGH
PUGET SOUND
BROOKS ESTATES
PROPOSED HERITAGE PARK EXTENSION
POTENTIAL KITSAP COUNTY HERITAGE PARK
WHITEHORSE
PROJECT SUMMARY
ARBORWOOD Kingston, Wa.
TRIAD

North Kitsap Strategy

- Working with county on Legacy Partnership to increase development densities on 1,000 acres near historic mill town of Port Gamble in exchange for selling other portions of 8,000-acre ownership to the public
- Developed "String of Pearls" initiative to link north Kitsap communities with regional trail system (www.nkstringofpearls.com)
- Nearing completion of Port Gamble environmental clean-up effort

North Kitsap Study Area Exhibit


Map Legend
Puget Sound
Hood Canal
Port Gamble
Kingston
Puget Sound

Swift Reservoir

- Working with Columbia Land Trust, U.S. Forest Capital, and Skamania County to:
  - Promote "Ring of Fire" regional tourism loop
  - Sell development rights on 85% of our 24,000-acre ownership over multi-year period
  - Develop 15% of our ownership for active recreation and support of tourism loop



Mount St. Helens Vicinity
MT. RAINIER
MT.ST.HELENS
Mount St. Helens National Volcanic Monument
MT. ADAMS
SWIFT AREA
BIG LAVA BED
Woodland
Stevenson/Carson
Vancouver
Portland



Lands Owned by Pope Resources
5
Miles
Island Co.
Port Ludlow
Hansville
Snohomish Co.
Port Gamble
Jefferson Co.
Quilcene
Edmonds
Kingston
Poulsbo
Bangor
Kitsap Co.
Brinnon
Bainbridge Island
King Co.
Silverdale
Seattle
East Bremerton
Bremerton
104
101
3
305
99
908
522
202
5
167
405



Silverdale
Seattle
East Bremerton
Bremerton
Port Orchard
Kitsap Co.
Gorst
Belfair
Renton
King Co.
Kent
Mason Co.
Gig Harbor
Pierce Co.
Tacoma
Lands Owned by Pope Resources
5
Miles

POPE RESOURCES – APPENDIX MATERIALS

Pope Resources
A Limited Partnership

Pope Resources Financial Performance (2000-2009)

(All amounts in $ millions, except per unit data)

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Revenues:										
Fee Timber	21.4	25.0	23.3	22.9	33.6	44.4	35.3	35.5	23.6	14.9
Timberland Mgmnt & Consulting	11.0	9.7	7.3	2.4	1.6	7.8	3.7	1.4	0.9	0.6
Real Estate	18.2	13.1	1.6	1.7	4.5	4.8	27.3	15.0	3.7	5.0
Total Revenues	50.6	47.8	32.2	27.0	39.6	57.0	66.3	51.9	28.2	20.5
Net Income/(Loss)	(6.3)	(0.4)	3.3	3.5	10.2	13.7	24.9	15.5	1.2	(0.3)
Net Income/(Loss) per Unit	($1.38)	($0.10)	$0.74	$0.78	$2.22	$2.88	$5.23	$3.22	$0.23	($0.07)
EBITDDA	(3.0)	10.6	9.3	10.1	18.9	28.4	33.0	20.7	6.0	3.6
Free Cash Flow	(6.6)	2.6	4.1	3.6	10.9	16.7	25.8	11.3	2.0	(1.6)
Operating Cash Flow	9.4	11.2	8.9	8.0	16.5	24.0	33.1	12.1	4.0	0.7
Timberland Harvest (MMBF)	37.3	36.3	45.1	45.0	60.3	74.2	54.5	55.1	37.7	32.5
Unitholder Distributions per Unit	$0.40	$0.00	$0.10	$0.24	$0.44	$0.80	$1.06	$1.36	$1.60	$0.70
Unit Trading Prices:										
High	$29.25	$24.50	$15.50	$15.99	$25.25	$56.85	$36.00	$50.01	$43.81	$28.98
Low	$19.00	$14.00	$9.30	$7.00	$15.00	$19.35	$30.00	$34.25	$15.00	$15.61

Pope Resources Balance Sheet ($ millions)

	YE 2009	YE 2008
Assets		
Cash & cash equivalents	**7.2**	18.0
Other current assets (excl. current land held for development)	**1.7**	1.2
Roads and timber, net of depletion	**120.8**	92.8
Land for timber production	**25.1**	20.4
Land held for development (current and long-term)	**26.3**	24.5
Buildings and equipment, net of depreciation	**3.6**	3.6
Other assets	**2.4**	4.9
Total assets	**187.1**	165.4
Liabilities & Equity		
Current liabilities (excl. current portion of long-term debt)	**2.3**	2.2
Total debt (current and long-term)	**29.5**	29.6
Other liabilities	**1.3**	1.5
Total liabilities	**33.1**	33.3
Noncontrolling interests	**70.9**	44.3
Partners' capital	**83.1**	87.8
Total liabilities & partners' capital	**187.1**	**165.4**